THE OFFER OF PREMIUM WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME,
ON JANUARY 6, 2004 UNLESS EXTENDED (THE “EXPIRATION DATE”).

FREEPORT-McMoRan COPPER & GOLD INC.

SPECIAL CONVERSION LETTER OF TRANSMITTAL

FOR

OFFER OF PREMIUM UPON CONVERSION OF

OUTSTANDING 8¼% CONVERTIBLE SENIOR NOTES DUE 2006

(CUSIP Nos. 35671DAD7 and 35671DAF2)

THE CONVERSION AGENT

FOR THE OFFER OF PREMIUM IS:

THE BANK OF NEW YORK

101 Barclay Street, 8 West

New York NY 10286

Telephone: (212) 815-5920 Facsimile: (212) 298-1915 Attention: Carolle Montreuil

(Originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand or by overnight delivery service.)

DELIVERY OF THIS SPECIAL CONVERSION LETTER OF TRANSMITTAL TO AN ADDRESS OR FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN AND IN THE OFFER SHOULD BE READ CAREFULLY BEFORE THIS SPECIAL CONVERSION LETTER OF TRANSMITTAL IS COMPLETED.  DO NOT DELIVER THIS SPECIAL CONVERSION LETTER OF TRANSMITTAL TO FREEPORT-McMoRan COPPER & GOLD INC.

IF YOU WOULD LIKE ADDITIONAL COPIES OF THIS SPECIAL CONVERSION LETTER OF TRANSMITTAL OR ANY OF THE OTHER OFFERING DOCUMENTS, YOU SHOULD CONTACT THE INFORMATION AGENT, GEORGESON SHAREHOLDER COMMUNICATIONS INC., TOLL-FREE AT 1-800-843-0129.

This special conversion letter of transmittal (this “Special Conversion Letter of Transmittal”) and the offering circular, dated December 8, 2003 (the “Offering Circular”) of Freeport-McMoRan Copper & Gold Inc. (the “Company”) have been delivered to you in connection with the Company’s offer to pay a cash premium of $20 (the “Conversion Premium”), plus accrued and unpaid interest up to, but excluding, the conversion date, for each $1,000 principal amount of the 8¼% Convertible Senior Notes due 2006 (the “Notes”) that is converted into the Company’s class B common stock (the “Common Stock”).

The tender of a holder’s Notes for conversion and the acceptance of the tender by us will constitute a binding agreement between the tendering holder and us upon the terms and subject to the conditions set forth in the Offering Circular and in this Special Conversion Letter of Transmittal, which together constitute the “Offer of Premium.”

Any beneficial owner of Notes held in the name of a nominee who wants to tender Notes in the offer is urged to contact the nominee promptly and instruct the nominee to tender on the beneficial owner’s behalf.

To effectively tender Notes that are held through the Depositary Trust Company (“DTC”), any financial institution that is a participant in DTC’s book-entry transfer facility system may make book-entry delivery of Notes by causing DTC to transfer these Notes into the account of our conversion agent, The Bank of New York (the “Conversion Agent”), in accordance with DTC’s transfer procedures. In connection with a book-entry transfer, a Special Conversion Letter of Transmittal need not be transmitted to our conversion agent, provided that the book-entry transfer procedure is completed prior to 12:00 midnight, New York City time, on the Expiration Date.  Upon receipt of such holder’s acceptance, DTC will credit and verify the acceptance and send an agent’s message to the depositary for its acceptance.

A holder not holding through a nominee or custodian may participate in the offer by tendering any Notes that the holder desires to tender for conversion pursuant to the offer, together with a properly completed and duly executed Special Conversion Letter of Transmittal, and all other documents required by the Special Conversion Letter of Transmittal to our conversion agent at the address set forth above prior to 12:00 midnight, New York City time, on the Expiration Date. The method of delivery of these documents is at the election and risk of the holder. If delivery is by mail, we recommend that tendering holders use registered mail, properly insured, with return receipt requested. Instead of delivery by mail, we recommend that the holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery.

The Company reserves the right, at any time or from time to time, to extend the Offer of Premium at its discretion, in which event the term “Expiration Date” shall mean the latest date to which the Offer of Premium is extended.  The Company shall timely notify the Conversion Agent of any extension by written notice and will issue a press release or other public announcement no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled expiration date.

This Special Conversion Letter of Transmittal may  be completed by a Holder (this term is defined below) of Notes for the tender of such notes to the account maintained by the Conversion Agent for the Notes at DTC according to the procedures described in the Offering Circular under the heading “Procedures for Participating in the Offer.”  Please note that delivery of documents required by this Special Conversion Letter of Transmittal to DTC does not constitute delivery to the Conversion Agent.

As used in this Special Conversion Letter of Transmittal, the term “Holder” means any person (1) in whose name Notes are registered on the books of the Company or (2) whose Notes are held of record by DTC.  You should use this Special Conversion Letter of Transmittal to indicate whether or not you would like to participate in the Offer of Premium.  If you decide to tender your Notes for conversion, you must complete this entire Special Conversion Letter of Transmittal, unless you hold your Notes through DTC, in which case you may use DTC’s book-entry transfer facility system as described above.

PLEASE READ THE ENTIRE SPECIAL CONVERSION LETTER OF TRANSMITTAL AND THE OFFERING CIRCULAR CAREFULLY BEFORE COMPLETING ANY BOX BELOW.  IF YOU WOULD LIKE ADDITIONAL COPIES OF THE OFFERING CIRCULAR AND THIS SPECIAL CONVERSION LETTER OF TRANSMITTAL, YOU SHOULD CONTACT THE INFORMATION AGENT AT 1-800-843-0129.

PRINCIPAL AMOUNT OF NOTES TENDERED FOR CONVERSION

(See Instruction 3)

$

Name(s) of Holders

     Aggregate Principal Amount Represented by Notes

$

Street Address

      Principal amount to be converted (if less than all)

City, State and Zip Code

       Certificate Number

DELIVERY INFORMATION

To facilitate delivery of the Notes by book-entry transfer made to an account maintained by the Conversion Agent with a Book-Entry Transfer Facility, please complete the following:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

According to the terms and conditions of the Offer of Premium, I hereby tender to the Company for conversion into shares of class B common stock of the Company the principal amount of Notes indicated above. At the time these Notes are accepted by the Company, and upon the conversion of the Notes into Common Stock and payment of the Conversion Premium, I will sell, assign, and transfer to the Company all right, title and interest in and to the Notes I have tendered. I am aware that the Conversion Agent also acts as the agent of the Company.

I represent and warrant that I have full power and authority to tender, sell, assign, transfer and convert the Notes that I am tendering. I represent and warrant that the Company will acquire good and unencumbered title to the Notes, free and clear of all liens, restrictions, charges and encumbrances and that the Notes will not be subject to any adverse claim at the time the Company acquires them.

I understand that that Company will be deemed to have accepted validly tendered Notes for conversion when the Company gives oral or written notice of acceptance to the Conversion Agent. If, for any reason, any tendered Notes are not accepted for conversion in the Offer of Premium, the unaccepted Notes will be credited to an account at DTC, as soon as reasonably possible after the Expiration Date.

I understand that tenders of Notes for conversion according to the procedures described in the Offering Circular under the heading “Procedures for Participating in the Offer” and in the instructions included in this document constitute a binding agreement between myself and the Company subject to the terms and conditions of the Offer of Premium.

IMPORTANT – PLEASE SIGN HERE

(Complete Accompanying Substitute Form W-9 on Last Page)

(Signature(s) of Holders of Notes)

Dated .........................................., 200__

(The above lines must be signed by the registered holder(s) of Notes as name(s) appear(s) on the Notes or on a security position listing.  If Notes to which this Special Conversion Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Special Conversion Letter of Transmittal.  If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person’s authority so to act.  See Instructions 1 and 5 regarding completion of this Special Conversion Letter of Transmittal, printed below.)

Name(s)

(Please Type or Print)

Capacity:

Address:

(Include Zip Code)

Area Code and Telephone Number:

MEDALLION SIGNATURE GUARANTEE

(If Required by Instructions 1 and 4)

Certain signatures must be Guaranteed by an Eligible Institution.

Signature(s) Guaranteed by an Eligible Institution:

(Authorized Signature)

(Title)

(Name of Firm)

(Address, Include Zip Code)

(Area Code and Telephone Number)

Dated:

, 200__

SPECIAL ISSUANCE INSTRUCTIONS

(See Instructions 4, 5 and 6)

To be completed only (i) if any Common Stock issued upon conversion of the Notes along with cash paid in lieu of fractional shares and the Conversion Premium, or any untendered portion of your Notes, are to be issued in the name of someone other than you, or (ii) if Notes tendered by book-entry transfer that are not accepted for conversion are to be returned by credit to an account maintained at the Book-Entry Transfer Facility.  Issue Common Stock and/or Notes to:

Name

(Type or Print)

Address

(Zip Code)

(Tax Identification or Social Security Number)

(Complete Substitute Form W-9)

Credit unconverted Notes delivered by book-entry transfer to the Book-Entry Transfer Facility set forth below:

Book-Entry Transfer Facility Account Number:

…………………………………………………………

SPECIAL DELIVERY INSTRUCTIONS

(See Instructions 4, 5 and 6)

To be completed ONLY if the Common Stock, any cash paid in lieu of fractional shares and the Conversion Premium are to be delivered to someone other than you or to you at a book entry transfer facility account number other than as indicated above.

Deliver to:

Name

(Type or Print)

Book-Entry Transfer Facility Account Number:

…………………………………………………..

(Tax Identification or Social Security Number)

INSTRUCTIONS

PART OF THE TERMS AND CONDITIONS OF THE

OFFER OF PREMIUM

1.

DELIVERY OF THIS SPECIAL CONVERSION LETTER OF TRANSMITTAL AND NOTES.  A confirmation of book-entry delivery, along with a properly completed and executed copy of this Special Conversion Letter of Transmittal (or a facsimile thereof), must be received by the Conversion Agent at its address listed on the cover of this document before 12:00 midnight, New York City time, on the Expiration Date.  If your Notes are held in the name of a broker, dealer, commercial bank, trust company or other nominee, this Special Conversion Letter of Transmittal need not be transmitted to the Conversion Agent, provided that the book-entry transfer procedure is completed by a DTC nominee prior to 12:00 midnight, New York City time, on the Expiration Date.  THE DELIVERY OF THE NOTES AND ALL REQUIRED DOCUMENTS WILL BE CONSIDERED TO HAVE BEEN MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE CONVERSION AGENT.  YOU ARE RESPONSIBLE FOR REQUESTING THAT YOUR BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR NOMINEE DELIVER YOUR NOTES AND ALL REQUIRED DOCUMENTS TO THE CONVERSION AGENT.  DO NOT SEND ANY OF THE DOCUMENTS TO THE COMPANY.

As used in this Special Conversion Letter of Transmittal, an “Eligible Institution” is any participant in a Recognized Signature Guarantee Medallion Program within the meaning of Rule 17Ad-15 under the Exchange Act.

The Company has the sole right to decide any questions about the validity, form, eligibility, time of receipt, acceptance or withdrawal of tendered Notes, and its decision will be final and binding.  The Company’s interpretation of the terms and conditions of the Offer of Premium, including the instructions contained in this Special Conversion Letter of Transmittal and in the Offering Circular under the heading “The Offer – Conditions to the Offer,” will be final and binding on all parties.

The Company may also decide to waive any conditions, defects, or invalidity of tender of Notes and accept such Notes for conversion.  Any defect or invalidity in the tender of Notes that is not waived by the Company must be cured within the period of time set by the Company.

It is your responsibility to identify and cure any defect or invalidity in the tender of your Notes.  Tender of your Notes will not be considered to have been made until any defect is cured or waived.  Neither the Company, the Conversion Agent nor any other person is required to notify you that your tender was invalid or defective, and no one will be liable for any failure to notify you of such a defect or invalidity in your tender of Notes.  As soon as reasonably possible after the Expiration Date, the Conversion Agent will return to the Holder any Notes that were invalidly tendered if the defect of invalidity has not been cured or waived.

2.

TENDER BY HOLDER.  You must be a registered Holder of Notes in order to participate in the Offer of Premium.  If you are a beneficial holder of Notes who wishes to tender, but you are not the registered Holder, you must arrange with the registered Holder to execute and deliver this Special Conversion Letter of Transmittal on his, her or its behalf.

3.

PARTIAL TENDERS.  If you are tendering for conversion less than the entire principal amount of Notes held in your account, you should fill in the principal amount you are tendering in the box entitled “Principal Amount of Notes Tendered for Conversion.” The entire principal amount of your Notes delivered to the Conversion Agent will be deemed to have been tendered unless you fill in the appropriate line item.  If the entire principal amount of your Notes is not tendered for conversion, the principal amount of those untendered Notes not converted will be credited to accounts at DTC.  Similarly, any Common Stock issued upon conversion of any tendered and accepted Notes will be credited to accounts at DTC.

4.

SIGNATURES ON THE SPECIAL CONVERSION LETTER OF TRANSMITTAL; GUARANTEE OF SIGNATURES.

ALL SIGNATURES ON THIS SPECIAL CONVERSION LETTER OF TRANSMITTAL MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNLESS ONE OF THE FOLLOWING SITUATIONS APPLY:

*

If this Special Conversion Letter of Transmittal is signed by the registered Holder(s) of the Notes tendered with this Special Conversion Letter of Transmittal and such Holder(s) has not completed the box titled “Special Issuance Instructions” or the box titled “Special Delivery Instructions”; or

*

If the Notes are tendered for the account of an Eligible Institution.

If any signature on this Special Conversion Letter of Transmittal is required to be guaranteed, the guarantee must be by an Eligible Institution.  If the Special Conversion Letter of Transmittal is signed by a person other than the registered holder of Notes, the tendered Notes must be endorsed by the registered holder, with the signature guaranteed by an Eligible Institution.

If Common Stock will be issued to someone other than you, you must deliver with this Special Conversion Letter of Transmittal a properly completed separate bond power.  Please note that the signatures on any endorsement or bond power must be medallion guaranteed by an Eligible Institution.

If this Special Conversion Letter of Transmittal or any bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, that person must indicate their title or capacity when signing.  Unless waived by the Company, evidence satisfactory to the Company of that person’s authority to act must be submitted with this Special Conversion Letter of Transmittal.  Please note that the signatures on any endorsement or bond power must be guaranteed by an Eligible Institution.

5.

SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.  If different from the name and address of the person signing this Special Conversion Letter of Transmittal, you should indicate, in the applicable box or boxes, the name and address, or if applicable, the book-entry transfer facility account number where to issue or deliver Common Stock issued upon conversion of Notes, along with any cash paid in lieu of fractional shares.  If any shares of Common Stock are to be issued in a different name, you must indicate the taxpayer identification or social security number of the person named.

6.

TRANSFER TAXES.  The Company will pay all transfer taxes, if any, applicable to the conversion of the Notes pursuant to the Offer of Premium.  Transfer taxes will be payable by you, however, or by the tendering Holder if you are signing this letter on behalf of a tendering Holder if:

*

certificates representing Common Stock or any Notes not tendered or accepted for conversion are to be delivered to, or are to be registered or issued in the name of, a person other than the registered Holder;

*

tendered Notes are registered in the name of any person other than the person signing this Special Conversion Letter of Transmittal; or

*

a transfer tax is imposed for any reason other than the conversion of Notes and payment of the Conversion Premium pursuant to the Offer of Premium.  If satisfactory evidence of the payment of those taxes or an exemption from payment is not submitted with this Special Conversion Letter of Transmittal, the amount of those transfer taxes will be billed directly to the tendering Holder.  Until those transfer taxes are paid, the Company will not be required to deliver any Common Stock or the Conversion Premium required to be delivered to, or at the direction of, such tendering Holder.

7.

TAX IDENTIFICATION NUMBER.  Federal income tax law requires you to provide the Conversion Agent with a correct Taxpayer Identification Number (“TIN”) for the Holder on the enclosed Substitute Form W-9.  If the Holder is an individual, the TIN is his or her social security number.  If you do not provide the required information on the Substitute Form W-9, you may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding tax, currently at a rate of 28%, on the Conversion Premium and certain payments made to the Holders of Common Stock.  Certain Holders, such as corporations and certain foreign individuals, are not subject to these backup withholding and reporting requirements.  For additional information, please read the enclosed Guidelines for Certification of TIN on Substitute Form W-9.  To prove to the Conversion Agent that a foreign individual qualifies as an exempt Holder, the foreign individual must submit a Form W-8, Form W-8 BEN or other similar statement, signed under penalties of perjury, certifying as to that individual’s exempt status.  You can obtain the appropriate form from the Conversion Agent.

8.

VALIDITY OF TENDERS.  All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of Notes tendered for conversion will be determined by the Company, in its sole discretion, which determination shall be final and binding.  The Company reserves the absolute right to reject any or all tenders not properly tendered or to not accept any particular tender of Notes which acceptance might, in the judgment of the Company or its counsel, be unlawful.  The Company also reserves the absolute right to waive any defects or irregularities or conditions of the Offer of Premium as to any particular tender of Notes either before or after the Expiration Date (including the right to waive the ineligibility of any Holder who seeks to tender Notes in the Offer of Premium).  The Company’s interpretation of the terms and conditions of the Offer of Premium as to any Notes either before or after the Expiration Date (including the Special Conversion Letter of Transmittal and the instructions thereto) shall be final and binding on all parties.  Unless waived, any defects or irregularities in connection with tenders of Notes for conversion must be cured within such reasonable period of time as the Company shall determine.  Neither the Company, the Conversion Agent nor any other person shall be under any duty to give notification of any defect or irregularity with respect to any tender of Notes for conversion; nor shall any of them incur any liability for failure to give such notification.  Tenders of Notes will not be deemed to have been made until such defects or irregularities have been cured or waived.  Any Notes received by the Conversion Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Conversion Agent to the tendering holders, unless otherwise provided in the Special Conversion Letter of Transmittal, as soon as practicable following the Expiration Date.

9.

WAIVER OF CONDITIONS.  The Company may choose, at any time and for any reason, to amend, waive or modify certain of the conditions of the Offer of Premium.  The conditions applicable to tenders of Notes in the Offer of Premium are described in the Offering Circular under the heading “The Offer – Conditions to the Offer.”

10.

NO CONDITIONAL TENDER.  No alternative, conditional, irregular or contingent tender of Notes on transmittal of this Special Conversion Letter of Transmittal will be accepted.

11.

WITHDRAWAL.  Tenders may be withdrawn only pursuant to the withdrawal rights set forth in the Offering Circular under the caption “Procedures for Participating in the Offer – Withdrawal of Tenders.”

TO BE COMPLETED BY ALL TENDERING HOLDERS

(SEE INSTRUCTION 7)

SUBSTITUTE Form W-9	Part 1 – PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number OR Employer Identification Number
Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)

Part 2 –

Certification – Under penalties of perjury, I certify that:

(1)

The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and

(1)

I am not subject to backup withholding either because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(2)

I am a U.S. person (including a U.S. resident alien).

Part 3 – Awaiting TIN Please complete the Certificate of Awaiting Taxpayer Identification Number below.

Certificate Instructions – You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return.

SIGNATURE                                                                     DATE

    , 200__

NOTE:

FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER OF PREMIUM.  PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED

THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future.  I understand that if I do not provide a taxpayer identification number to the payor within 60 days, 28% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature	, 200__ Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payor.  Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000.  Employer identification numbers have nine digits separated by only one hyphen:  i.e., 00-0000000.  The table below will help determine the number to give the Payor.

For this type of account:	Give the SOCIAL SECURITY number of—

1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4. Account in the name of a guardian or committee for a designated ward, minor or incompetent person	The ward, minor or incompetent person (3)
5. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
b. So-called trust account that is not a legal or valid trust under State law	The actual owner(1)

For this type of account:	Give the EMPLOYER IDENTIFICATION number of—

6. Sole proprietorship or single-owner LLC	The owner(4)
7. A valid trust, estate, or pension trust	The legal entity(5)
8. Corporate or LLC electing corporate status on Form 8837	The corporation
9. Association, club, religious, charitable, educational or other tax-exempt organization	The organization
10. Partnership or multi-member LLC	The partnership
11. A broker or registered nominee	The broker or nominee
12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)

List first and circle the name of the person whose number you furnish.  If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)

Circle the minor’s name and furnish the minor’s social security number.

(3)

Circle the ward’s, minor’s or incompetent person’s name and furnish such persons’ social security number.

(4)

You must show your individual name, but you may also enter your business name or “doing business as” name.  Use either individual’s social security number or business’s employer identification number (if it has one).

(5)

List first and circle the name of the legal trust, estate or pension trust.  (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note:  If no name is circled when there is more than one name listed, the number will be considered to be that of the first     name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card (for resident individuals), Form SS-4, Application for Employer Identification Number (for businesses and all other entities), or Form W-7, Application for IRS Individual Taxpayer Identification Number (for alien individuals required to file U.S. tax returns) at the local office of the Social Security Administration or the Internal Revenue Service, or by calling 1 (800) TAX-FORM, and apply for a number.

Payees Exempt from Backup Withholding

Payees generally exempted from backup withholding include the following:

*

A corporation.

*

A financial institution.

*

An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account number under section 403(b)(7), if the account satisfies the requirements of section 401(f)(2).

*

A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

*

An international organization or any agency, or instrumentality thereof.

*

A dealer required to register in securities or commodities registered in the U.S. or a possession of the U.S.

*

A real estate investment trust.

*

A common trust fund operated by a bank under section 584 (a).

*

An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

*

An entity registered at all times under the Investment Company Act of 1940.

*

A foreign central bank of issue.

Payments Not Generally Subject to Backup Withholding

Payments of dividend and patronage dividends not generally subject to backup withholding include the following:

*

Payments to nonresident aliens subject to withholding under section 1441.

*

Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.

*

Payments made to a nominee.

*

Payments of patronage dividends not paid in money.

*

Payments made by certain foreign organizations.

*

Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

*

Payments described in section 6049(b)(5) to nonresident aliens.

*

Payments made to a nominee.

*

Payments of interest on obligations issued by individuals.  Note:  you may be subject to backup withholding if this interest is $600 or more and you have not provided your correct TIN to the Conversion Agent.

*

Payments of tax-exempt interest (including exempt-interest dividends under section 852).

*

Payments on tax-free covenant bonds under section 1451.

*

Payments made by certain foreign organizations.  Mortgage interest paid to you.

TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING, EXEMPT PAYEES DESCRIBED ABOVE SHOULD FILE SUBSTITUTE FORM W-9 WITH THE PAYOR BY FURNISHING YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN TO THE PAYOR.

Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding.  For details, see the regulations under sections 6041, 6041A (a), 6045, and 6050A.

Privacy Act Notice.—Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to Payors who must report the payments to the IRS.  The IRS uses the numbers for identification purposes.  Payors must be given the numbers whether or not recipients are required to file tax returns.  Payors must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a Payor.  Certain penalties may also apply.

Penalties

(1)

Penalty for Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your taxpayer identification number to a Payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)

Failure to Report Certain Dividend and Interest Payments.—If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 20% on any portion of an underpayment attributable to that failure unless there is clear and convincing evidence to the contrary.

(3)

Civil Penalty for False Information With Respect to Withholding.—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(4)

Criminal Penalty for Falsifying Information—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.